   As filed with the Securities and Exchange Commission on September 18,1997

--------------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


                              SEPTEMBER 17, 1997
                               (Date of Report)


                      EQUITY RESIDENTIAL PROPERTIES TRUST
            (Exact Name of Registrant as Specified in its Charter)



                                    1-12252
                             (Commission File No.)



            MARYLAND                                    13-3675988
  (State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
     Incorporation)



TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                  60606
    (Address of Principal Executive Offices)               (Zip Code)


                                (312) 474-1300
             (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


ACQUISITIONS

Equity Residential Properties Trust and its subsidiaries (the "Company") acquired two multi-family properties on August 27, 1997. The cash portion of this transaction was financed primarily through the June 1997 Common Share Offerings. Descriptions of the acquired properties follow. The Company has also entered into a contract to acquire an additional 17 properties which are discussed in Item 5.

Capitalized terms not defined herein are used as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

PACES STATION APARTMENTS AND PACES ON THE GREEN APARTMENTS, ATLANTA, GEORGIA

On August 27, 1997, the Company acquired two multifamily properties located in Atlanta, Georgia ("Paces Station" and "Paces on the Green"). Paces Station was approximately 94% occupied as of June 30, 1997. The property consists of 400 units in 37 two and three story residential buildings and one office/clubhouse on approximately 32 acres. Amenities include a clubhouse, two swimming pools, jacuzzi, wood burning fireplaces with gas starters, mini blinds, laundry facilities, microwaves, breakfast bars, pantries, built-in bookshelves in select units, and washer/dryer connections in all units. The property was constructed in phases from 1984-1988. Property management services are being provided by the Company since the date of acquisition.

Paces on the Green was approximately 98% occupied as of June 30, 1997. The property consists of 210 units in 14 two and three story residential buildings and one clubhouse on approximately nine acres. Amenities include a clubhouse, two swimming pools, jacuzzi, lighted tennis courts, croquet and putting green, car wash facilities, microwaves, washer/dryer hook-ups in all units, mini blinds, and fireplaces in select units. The property was constructed in 1989. Property management services are being provided by the Company since the date of acquisition.

TERMS OF PURCHASE

Paces Station and Paces on the Green were purchased from an unaffiliated third party for $37.3 million.

ITEM 5. OTHER EVENTS

THE AMERITECH TRANSACTION

The Company entered into a contract with an unaffiliated third party to acquire 17 multifamily properties. Below are the expected terms of purchase and the descriptions of the properties which the Company deems to be probable acquisitions (the "Ameritech Pension Trust Probable Properties" or the "Probable Properties").

The descriptions and terms of purchase for the Probable Properties are discussed below.

Capitalized terms not defined herein are used as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

EXPECTED TERMS OF PURCHASE

The aggregate purchase price of the Probable Properties is $292.4 million, which includes the assumption of approximately $136 million of mortgage indebtedness and the issuance of Common Shares in the amount of approximately $156.4 million.

DESCRIPTIONS OF PROPERTIES

AUTUMN CREEK APARTMENTS, CORDOVA, TENNESSEE

Autumn Creek Apartments ("Autumn Creek") is a 210-unit multifamily property located in Cordova, Tennessee. Autumn Creek was approximately 92% occupied as of July 28, 1997. The property consists of 20 two and three story buildings and a clubhouse/leasing office on approximately 14 acres. Amenities include a leasing office/clubhouse, lighted tennis court, swimming pool, sauna, whirlpool, fitness center, vaulted ceilings, and washer/dryers in all units. The property was constructed in 1991.

BLUE SWAN APARTMENTS, SAN ANTONIO, TEXAS

Blue Swan Apartments ("Blue Swan") is a 285-unit multifamily property located in San Antonio, Texas. Blue Swan was approximately 87% occupied as of June 20, 1997. The property consists of 28 two and three story residential buildings and two clubhouses on approximately 12 acres. Amenities include two clubhouses, two swimming pools, two jacuzzis, fitness room, cabana, perimeter fencing with card operated access gates, and washer/dryer connections in 261 units. The property was constructed between 1985 and 1994.

BROOKRIDGE APARTMENTS,  CENTREVILLE, VIRGINIA

Brookridge Apartments ("Brookridge") is a 252-unit multifamily property located in Centreville, Virginia. Brookridge was approximately 97% occupied as of June 18, 1997. The property consists of 25 three and four story residential buildings and a clubhouse/leasing office on approximately 15 acres. Amenities include a clubhouse, swimming pool, fitness center, lighted tennis court, washer/ dryers in each unit, fireplaces in select units, vaulted ceilings, biking and jogging trails, and built in microwave ovens. The property was constructed in 1989.


CHANTECLEER LAKES APARTMENTS, NAPERVILLE, ILLINOIS

Chantecleer Lakes Apartments ("Chantecleer Lakes") is a 304-unit multifamily property located in Naperville, Illinois. Chantecleer Lakes was approximately 92% occupied as of June 19, 1997. The property consists of 16 two story residential buildings and a single-story clubhouse on approximately 19 acres. Amenities include a swimming pool, clubhouse, health club with spa, washers and dryers in each unit, three spring fed lakes, sunken living rooms, built-in microwaves in each unit, and an intercom entry system. The property was constructed in 1986.

CRESCENT AT CHERRY CREEK APARTMENTS, DENVER, COLORADO

Crescent at Cherry Creek Apartments ("Crescent at Cherry Creek") is a 216-unit multifamily property located in Denver, Colorado. Crescent at Cherry Creek was approximately 93% occupied as of July 23, 1997. The property consists of nine three-story residential buildings and a single-story clubhouse. Amenities include a clubhouse, swimming pool, spa, exercise/fitness facility, controlled access gates, individual garages with openers, washer/dryer connections, and fireplaces. The property was constructed in 1994.

GOVERNOR'S POINT APARTMENTS, ROSWELL, GEORGIA

Governor's Point Apartments ("Governor's Point") is a 468-unit multifamily property located in Roswell, Georgia. Governor's Point was approximately 93% occupied as of July 22, 1997. The property consists of 48 two story residential buildings and two clubhouses on approximately 34 acres. Amenities include two clubhouses, two swimming pools, spa, four lighted tennis courts, exercise room, tot lot, washer/dryer connections, and fireplaces. The property was constructed between 1982 and 1986.

HIDDEN PALMS APARTMENTS, TAMPA, FLORIDA

Hidden Palms Apartments ("Hidden Palms") is a 256-unit multifamily property located in Tampa, Florida. Hidden Palms was approximately 88% occupied as of July 7, 1997. The property consists of 15 two and three story residential buildings and a single story clubhouse/leasing office on approximately 14 acres. Amenities include a leasing office/ clubhouse, swimming pool, fitness center, two jacuzzis, washer/dryer connections in all units, washer/dryers in select units, vaulted ceilings, and picnic areas. The property was constructed in 1986.

IDLEWOOD APARTMENTS, INDIANAPOLIS, INDIANA

Idlewood Apartments ("Idlewood") is a 320-unit multifamily property located in Indianapolis, Indiana. Idlewood was approximately 94% occupied as of June 30, 1997. The property consists of 20 two and three story residential buildings and a one story clubhouse on approximately 29 acres. Amenities include a clubhouse, swimming pool, playground, exercise room, sauna, carports and garages. The property was constructed in 1991.

JEFFERSON AT WALNUT CREEK APARTMENTS, AUSTIN, TEXAS

Jefferson at Walnut Creek ("Jefferson at Walnut Creek") is a  342-unit
multifamily property located in Austin, Texas.   Jefferson at Walnut Creek was
approximately 96% occupied as of June 18, 1997. The property consists of 15 three story residential buildings, one clubhouse, and one pool house on approximately 20 acres. Amenities include a clubhouse, two swimming pools, fitness center, spa, covered parking and garages, perimeter fence with access gates, intrusion alarms, microwaves, fireplaces in some units, and washer/dryer hookups. The property was constructed in 1994.

KIRBY PLACE APARTMENTS, HOUSTON, TEXAS

Kirby Place Apartments ("Kirby Place") is a 362-unit multifamily property located in Houston, Texas. Kirby Place was approximately 97% occupied as of June 18, 1997. The property consists of 15 three story and two four story residential buildings on approximately nine acres. Amenities include a clubhouse with conference/film room, business center, fitness room and aerobics room, guard house, swimming pool, mountain bikes, nine foot ceilings, crown molding, and washer/dryers in all units. The property was constructed in 1994.

LARKSPUR WOODS APARTMENTS, SACRAMENTO, CALIFORNIA

Larkspur Woods Apartments ("Larkspur Woods") is a 232-unit multifamily property located in Sacramento, California. Larkspur Woods was approximately 97% occupied as of June 20, 1997. The property consists of 27 two story residential buildings and one clubhouse on approximately 16 acres. Amenities include a heated outdoor swimming pool and spa, wood burning fireplaces, clubhouse with business center and library, exercise room, gated entrance, basketball half court, full size washer/dryers in each unit, picnic area, sauna, and attached garages. The property was constructed in phases between 1989 and 1993.

NORTHWOODS VILLAGE APARTMENTS, CARY, NORTH CAROLINA

Northwoods Village Apartments ("Northwoods Village") is a 228-unit multifamily property located in Cary, North Carolina. Northwoods Village was approximately 97% occupied as of June 30, 1997. The property consists of 23 two story residential buildings and one clubhouse/leasing office on approximately 14 acres. Amenities include a leasing office/clubhouse, two swimming pools, lighted tennis court, sand volleyball court, full size washer/dryers in each unit, vaulted ceilings, and fireplaces. The property was constructed in 1986.

ORCHARD OF LANDEN APARTMENTS, MAINEVILLE, OHIO

Orchard of Landen Apartments ("Orchard of Landen") is a 312-unit multifamily property located in Maineville, Ohio. Orchard of Landen was approximately 97% occupied as of July 25, 1997. The property consists of 39 two story residential buildings on approximately 33 acres. Amenities include a clubhouse, swimming pool and spa, exercise room, membership to Pine Ridge Recreation Association, jogging trails, and washer/dryers hook ups. The property was constructed between 1985 and 1988.

PREAKNESS APARTMENTS, ANTIOCH, TENNESSEE

Preakness Apartments ("Preakness") is a 260-unit multifamily property located in Antioch, Tennessee. Preakness was approximately 90% occupied as of June 20, 1997. The property consists of 15 three story residential buildings and one clubhouse/leasing office on approximately 13 acres. Amenities include a leasing office/clubhouse, swimming pool, fitness center, indoor jacuzzi, lighted tennis court, sand volleyball court, barbecue/picnic area, woodburning fireplaces, large private balconies, and washer/dryer connections in each unit. The property was constructed in 1986.

RIVERSIDE PARK APARTMENTS, TULSA, OKLAHOMA

Riverside Park Apartments ("Riverside Park") is a 288-unit multifamily property
located in Tulsa, Oklahoma.   Riverside Park was approximately 97% occupied as
of July 22, 1997. The property consists of 12 three story residential buildings and one clubhouse. Amenities include a clubhouse, swimming pool, spa, washer/dryer connections, washer/dryers and vaulted ceilings in select units, and fireplaces. The property was constructed in 1994.

SYCAMORE CREEK APARTMENTS, SCOTTSDALE, ARIZONA

Sycamore Creek Apartments ("Sycamore Creek") is a 350-unit multifamily property located in Scottsdale, Arizona. Sycamore Creek was approximately 86% occupied as of July 22, 1997. The property consists of 20 two story residential buildings and two clubhouses on approximately 19 acres. Amenities include two clubhouses, two swimming pools, two spas, two lighted tennis courts, exercise room, sauna, washer/dryer connections, and fireplaces. The property was constructed in 1984.

TRINITY LAKES APARTMENTS, CORDOVA, TENNESSEE

Trinity Lakes Apartments ("Trinity Lakes") is a 330-unit multifamily property
located in Cordova, Tennessee.   Trinity Lakes was approximately 97% occupied as
of July 28, 1997. The property consists of 20 three story residential buildings and one clubhouse/leasing office on approximately 26 acres. Amenities include a leasing office/clubhouse, swimming pool, two lighted tennis courts, jacuzzi, sauna, racquetball court, vaulted ceilings, washer/dryers and built in microwaves in each unit, and fireplaces in select units. The property was constructed in 1985.

The Company expects to provide property management services for the Probable Properties.

The closings of the Probable Properties are subject to certain contingencies and conditions, therefore, there can be no assurance that any or all of these transactions will be consummated, or that the final terms thereof will not differ in material respects from those summarized above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

   C.     EXHIBITS
          --------

           24.1  CONSENT OF ERNST & YOUNG LLP




          No information is required under Items 1, 3, 4, and 6, and these items have therefore been omitted.

                      EQUITY RESIDENTIAL PROPERTIES TRUST

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                     REQUIRED UNDER ITEM 7(b) OF FORM 8-K

                      EQUITY RESIDENTIAL PROPERTIES TRUST
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Capitalized terms not defined herein are used as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997 and Statements of Operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 have been presented as if the June 1997 Common Share Offerings and the acquisition or probable acquisition of 19 multifamily properties had occurred on June 30, 1997 with respect to the June 30, 1997 balance sheet, January 1, 1997 with respect to the statement of operations for the six months ended June 30, 1997 and January 1, 1996 with respect to the statement of operations for the year ended December 31, 1996.
All of these properties are included on a pro forma basis as described in Note A of the Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997.

The unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1996 or January 1, 1997.

The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements, the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended by Form 10-K/A, the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and the Combined Statements of Revenue and Certain Expenses for the acquired and for the probable properties (included elsewhere herein).

                      EQUITY RESIDENTIAL PROPERTIES TRUST
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)


                                                                                                MOST RECENT
                                                                             PROBABLE             ACQUIRED              PRO
                                                        HISTORICAL          PROPERTIES (A)       PROPERTIES (B)        FORMA
                                                     ---------------     ------------------    -----------------    ------------
ASSETS
Rental property, net                                 $     4,124,835     $          297,502    $          37,940    $  4,460,277
Real estate held for disposition                               3,947                     --                   --           3,947
Investment in mortgage notes, net                            174,764                     --                   --         174,764
Cash and cash equivalents                                    311,358                 (5,102)             (37,940)        268,316
Rents receivable                                               2,078                     --                   --           2,078
Deposits-restricted                                            6,112                     --                   --           6,112
Escrows deposits-mortgage                                     28,698                     --                   --          28,698
Deferred financing costs, net                                 14,306                     --                   --          14,306
Other assets                                                  72,636                     --                   --          72,636
                                                     ---------------     ------------------    -----------------    ------------
   Total assets                                      $     4,738,734     $          292,400    $              --    $  5,031,134
                                                     ===============     ==================    =================    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                               $       960,879     $          136,000    $              --    $  1,096,879
Line of credit                                                    --                     --                   --              --
Notes, net                                                   754,508                     --                   --         754,508
Accounts payable and accrued expenses                         43,001                     --                   --          43,001
Accrued interest payable                                      22,210                     --                   --          22,210
Due to affiliates                                                649                     --                   --             649
Rents received in advance and other liabilities               31,844                     --                   --          31,844
Security deposits                                             19,231                     --                   --          19,231
Distributions payable                                         64,506                     --                   --          64,506
                                                     ---------------     ------------------    -----------------    ------------
   Total liabilities                                       1,896,828                136,000                   --       2,032,828
                                                     ---------------     ------------------    -----------------    ------------
Commitments and contingencies
Minority Interests                                           179,222                     --                   --         179,222
                                                     ---------------     ------------------    -----------------    ------------

Shareholders' equity:
   Common shares                                                 736                     34                   --             770
   Preferred shares                                          725,495                     --                   --         725,495
   Employee notes                                             (5,202)                    --                   --          (5,202)
   Paid in capital                                         2,050,152                156,366                   --       2,206,518
   Distributions in excess of accumulated earnings          (108,497)                    --                   --        (108,497)
                                                     ---------------     ------------------    -----------------    ------------
     Total shareholders' equity                            2,662,684                156,400                   --       2,819,084
                                                     ---------------     ------------------    -----------------    ------------
     Total liabilities and shareholders' equity      $     4,738,734     $          292,400    $              --    $  5,031,134
                                                     ===============     ==================    =================    ============

(A) Reflects the probable acquisitions of Hidden Palms, Idlewood, Riverside Park, Sycamore Creek, Blue Swan, Autumn Creek, Governor's Point, Northwoods Village, Preakness, Trinity Lakes, Larkspur Woods, Brookridge, Chantecleer Lakes, Orchard of Landen, Crescent at Cherry Creek, Jefferson at Walnut Creek and Kirby Place (collectively the "Probable Properties"). In connection with such probable acquisitions: (i) the amounts presented include the initial purchase price as well as subsequent closing costs anticipated to be incurred and capital improvements anticipated to be required as identified in the acquisition process; (ii) the expected assumption of $136 million of mortgage indebtedness; and (iii) the expected issuance of Common Shares with an expected value of approximately $156.4 million.

(B) Reflects the most recent multifamily property acquisitions, which include Paces on the Green and Paces Station (collectively the "Most Recent Acquired Properties").

                      EQUITY RESIDENTIAL PROPERTIES TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)
                 (AMOUNTS IN THOUSANDS EXCEPT FOR SHARE DATA)

                                                                                      MOST RECENT
                                                                     PROBABLE           ACQUIRED         ACQUIRED            PRO
                                                   HISTORICAL     PROPERTIES (A)      PROPERTIES (B)   ADJUSTMENTS (C)      FORMA
                                                   ----------    --------------       --------------   ---------------    ---------
REVENUES
Rental income                                      $ 290,799     $      19,907        $       2,531    $          --      $ 313,237
Fee and asset management                               3,110                --                   --               --          3,110
Interest income - investment in mortgage notes         8,011                --                   --               --          8,011
Interest and other income                              4,404                --                   --           (2,411)         1,993
                                                  -----------    -------------        -------------    ---------------    ----------
     Total  revenues                                 306,324            19,907                2,531           (2,411)       326,351
                                                  -----------    -------------        -------------    ---------------    ----------

EXPENSES
Property and maintenance                              70,760             6,409                  954             (926)        77,197
Real estate taxes and insurance                       29,667             2,388                  254               --         32,309
Property management                                   11,819                --                   --              561         12,380
Fee and asset management                               1,569                --                   --               --          1,569
Depreciation                                          62,775                --                   --            5,032         67,807
Interest:                                                                                        --
     Expense incurred                                 50,924                --                   --            4,420         55,344
     Amortization of deferred financing costs          1,220                --                   --                           1,220
General and administrative                             6,206                --                   --               --          6,206
                                                  ----------     -------------        -------------    ---------------    ----------
     Total expenses                                  234,940             8,797                1,208            9,087        254,032
                                                  ----------     -------------        -------------    ---------------    ----------

Income before gain on disposition of properties
     and allocation to  Minority Interests            71,384     $      11,110        $       1,323     $    (11,498)        72,319
                                                                 =============        =============    ===============
Gain on disposition of properties                      3,632                                                                     --
                                                  ----------                                                              ----------

Income before allocation to Minority Interests        75,016                                                                 72,319

(Income) allocated to Minority Interests (D)          (6,345)                                                                (5,102)
                                                  ----------                                                              ----------

Net income                                            68,671                                                                 67,217
Preferred distributions                               20,939                                                                 20,939
                                                  ----------                                                              ----------

Net income available to Common Shares             $   47,732                                                              $  46,278
                                                  ==========                                                              ==========

Net income per weighted average Common
     Share outstanding                            $     0.86                                                              $    0.69
                                                  ==========                                                              ==========

Weighted average Common Shares outstanding            55,385                                                           (E)   67,110
                                                  ==========                                                              ==========



(A) Reflects the results of operations for the Probable Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the six months ended June 30, 1997.

(B) Reflects the results of operations for the Most Recent Acquired Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the Most Recent Acquired Propertie s for the six months ended June 30, 1997.

(C) Reflects the following adjustments to the Probable Properties and Most Recent Acquired Properties results of operations as follows:

Interest and other income:
     Reduction of interest income due to the use of working capital for property
     acquisitions                                                                                        $    (2,411)
                                                                                                         ============
Property and maintenance:
     The elimination of third-party management fees where the Company is providing onsite property
     management services                                                                                 $      (926)
                                                                                                         ============
Property management:
     Incremental cost associated with self management of the Probable Properties and the Most
     Recent Acquired Properties for the six months ended June 30, 1997                                   $       561
                                                                                                         ============
Depreciation:
     Reflects depreciation based on the expected total investment of $335.4 million for the Probable
     Properties and the Most Recent Acquired Properties less 10% allocated to land and depreciated over a 30-year life for real property. Depreciation for the Probable Properties and the Most
     Recent Acquired Properties reflect amounts for the six months ended June 30,1997.                   $     5,032
                                                                                                         ============
Interest:
Expense incurred:
     Interest on mortgage indebtedness for the  Probable Properties. (F)                                       4,420
                                                                                                         ============

(D) A portion of income was allocated to Minority Interests representing interests in the Operating Partnership not owned by the Company. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage owned by such Minority Interests after giving effect to the pro forma transactions.

(E) Pro Forma weighted average Common Shares outstanding for the six months ended June 30, 1997 was 67.1 million, which assumes the Common Shares issued in connection with the June 1997 Common Share Offerings were outstanding as of January 1, 1997 and includes approximately 3.4 million Common Shares issued in connection with the acquisition of the Probable Properties. The Common Shares outstanding does not include any shares issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(F) Detail of interest expense on mortgage indebtedness for the Probable
    Properties:



                                     Mortgage           Interest       Interest
              Property              Indebtedness          Rate          Expense
------------------------------     ---------------   -------------    ----------
Hidden Palms                       $         4,174          6.50%     $     136
Idlewood                                     6,574          6.50%           214
Riverside Park                               6,900          6.50%           224
Sycamore Creek                              10,093          6.50%           328
Blue Swan                                    4,199          6.50%           136
Autumn Creek                                 4,958          6.50%           161
Governor's Point                            13,226          6.50%           430
Northwoods Village                           6,004          6.50%           195
Preakness                                    4,299          6.50%           140
Trinity Lakes                                7,916          6.50%           257
Larkspur Woods                               9,523          6.50%           309
Brookridge                                   8,100          6.50%           263
Cantecleer Lakes                            10,203          6.50%           332
Orchard of Landen                            9,229          6.50%           300
Crescent at Cherry Creek                     8,335          6.50%           271
Jefferson at Walnut Creek                    8,358          6.50%           272
Kirby Place                                 13,909          6.50%           452
                                   ---------------                    ----------
Totals                             $       136,000                    $   4,420
                                   ===============                    ==========

                      EQUITY RESIDENTIAL PROPERTIES TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                 (AMOUNTS IN THOUSANDS EXCEPT FOR SHARE DATA)

                                                                                        MOST RECENT
                                                                        PROBABLE         ACQUIRED                             PRO
                                                       HISTORICAL    PROPERTIES (A)    PROPERTIES (B)    ADJUSTMENTS (C)     FORMA
                                                       ----------    --------------    --------------    ---------------   ---------
REVENUES
Rental income                                          $  454,412    $      39,251     $       5,368     $          --    $ 499,031
Fee and asset management                                    6,749               --                --                --        6,749
Interest income - investment in mortgage notes             12,819               --                --                --       12,819
Interest and other income                                   4,405               --                --            (2,942)       1,463
                                                       ----------    --------------    --------------    ---------------   ---------
     Total revenues                                       478,385           39,251             5,368            (2,942)     520,062
                                                       ----------    --------------    --------------    ---------------   ---------

EXPENSES
Property and maintenance                                  127,172           12,696             1,558            (1,846)     139,580
Real estate taxes and insurance                            44,128            4,531               482                --       49,141
Property management                                        17,512               --                --             1,115       18,627
Fee and asset management                                    3,837               --                --                --        3,837
Depreciation                                               93,253               --                --            10,063      103,316
Interest:
     Expense incurred                                      81,351               --                --             8,840       90,191
     Amortization of deferred financing costs               4,242               --                --                --        4,242
General and administrative                                  9,857               --                --                --        9,857
                                                       ----------    --------------    --------------    ---------------   ---------
     Total expenses                                       381,352           17,227             2,040            18,172      418,791
                                                       ----------    --------------    --------------    ---------------   ---------

Income before gain on disposition of properties            97,033    $      22,024     $       3,328     $     (21,114)     101,271
                                                                     ==============    ==============    ===============
Gain on disposition of properties                          22,402                                                                --
                                                       ----------                                                          ---------
Income before extraordinary item                          119,435                                                           101,271

Extraordinary item:
     Write-off of unamortized costs on refinanced
          debt                                             (3,512)                                                               --
                                                       ----------                                                          ---------

Income before allocation to Minority Interests            115,923                                                           101,271
(Income) allocated to Minority Interests (D)              (14,299)                                                           (9,805)
                                                       ----------                                                          ---------

Net income                                                101,624                                                            91,466
Preferred distributions                                    29,015                                                            29,015
                                                       ----------                                                          ---------
Net income available to Common Shares                  $   72,609                                                          $ 62,451
                                                       ==========                                                          =========

Net income per weighted average Common
     Share outstanding                                 $     1.70                                                          $   1.14
                                                       ==========                                                          =========

Weighted average Common Shares outstanding                 42,586                                                       (E)  54,997
                                                       ==========                                                          =========

(A) Reflects the results of operations of the Probable Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the Probable Properties for the year ended December 31, 1996.

(B) Reflects the results of operations for the Most Recent Acquired Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the Most Recent Acquired Properties for the year ended December 31, 1996.

(C) Reflects the following adjustments to the Probable Properties and Most Recent Acquired Properties results of operations as follows:

     Interest and other income:
       Reduction of interest income due to the use of  working
       capital for property acquisitions                              $  (2,942)
                                                                      ==========

     Property and maintenance:
       The elimination of third-party management fees where the
       Company is providing onsite property management services       $  (1,846)
                                                                      ==========

     Property management:
       Incremental cost associated with self management of the
       Probable Properties and the Most Recent Acquired Properties
       for the year ended December 31, 1996                           $   1,115
                                                                      ==========

     Depreciation:
       Reflects depreciation based on the expected total investment of $335.4 million for the Probable Properties and the Most
       Recent Acquired Properties less amounts allocated to land, generally 10%, and depreciated over a 30-year life for real
       property.                                                      $  10,063
                                                                      ==========

     Interest:
     Expense incurred:
       Interest on mortgage indebtedness for the Probable
       Properties. (F)                                                $   8,840
                                                                      ==========

(D) A portion of income/loss was allocated to Minority Interests representing interests in the Operating Partnership not owned by the Company. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage owned by such Minority Interests after giving effect to the pro forma transactions.

(E) Pro Forma weighted average Common Shares outstanding for the year ended December 31, 1996 was 55 million, which includes 42.6 million weighted average Common Shares outstanding as of December 31, 1996 plus the issuance of 9 million Common Shares in connection with the June 1997 Common Share Offerings and the issuance of 3.4 million Common Shares in connection with the acquisition of the Probable Properties. The Common Shares outstanding does not include any shares issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(F)  Detail of interest expense on mortgage indebtedness for the Probable
     Properties:

                                Mortgage          Interest      Interest
        Property              Indebtedness          Rate        Expense
------------------------      ------------      --------------------------
Hidden Palms                  $      4,174            6.50%     $    271
Idlewood                             6,574            6.50%          427
Riverside Park                       6,900            6.50%          449
Sycamore Creek                      10,093            6.50%          656
Blue Swan                            4,199            6.50%          273
Autumn Creek                         4,958            6.50%          322
Governor's Point                    13,226            6.50%          860
Northwoods Village                   6,004            6.50%          390
Preakness                            4,299            6.50%          279
Trinity Lakes                        7,916            6.50%          515
Larkspur Woods                       9,523            6.50%          619
Brookridge                           8,100            6.50%          527
Cantecleer Lakes                    10,203            6.50%          663
Orchard of Landen                    9,229            6.50%          600
Crescent at Cherry Creek             8,335            6.50%          542
Jefferson at Walnut Creek            8,358            6.50%          543
Kirby Place                         13,909            6.50%          904
                              ------------                      ----------
Totals                        $    136,000                      $  8,840
                              ============                      ==========

                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES


                     REQUIRED UNDER ITEM 7(a) OF FORM 8-K

                        Report of Independent Auditors


The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Ameritech Pension Trust Probable Properties (the Probable Properties) described in Note 2 for the year ended December 31, 1996. This combined Statement of Revenue and Certain Expenses is the responsibility of the Probable Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Probable Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                              ERNST & YOUNG LLP


Chicago, Illinois
August 15, 1997

                  AMERITECH PENSION TRUST PROBABLE PROPERTIES
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (AMOUNTS IN THOUSANDS)

                                                 FOR THE
                                             SIX MONTHS ENDED      FOR THE
                                              JUNE 30, 1997       YEAR ENDED
                                               (UNAUDITED)     DECEMBER 31, 1996
                                             ----------------  -----------------
REVENUE
     Rental Income                           $         19,907  $          39,251
                                             ----------------  -----------------


CERTAIN EXPENSES
     Property operating and maintenance                 5,585             11,064
     Real estate taxes and insurance                    2,388              4,531
     Management fees                                      824              1,632
                                             ----------------  -----------------
                                                        8,797             17,227
                                             ----------------  -----------------

REVENUE IN EXCESS OF CERTAIN
  EXPENSES                                   $         11,110  $          22,024
                                             ================  =================

                            See accompanying notes.

                  AMERITECH PENSION TRUST PROBABLE PROPERTIES
                        NOTES TO COMBINED STATEMENTS OF
                         REVENUE AND CERTAIN EXPENSES

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accompanying combined Statements of Revenue and Certain Expenses for the year ended December 31, 1996 and the six months ended June 30, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying combined financial statements consist of 17 multifamily properties for which Equity Residential Properties Trust (the "Company") made a commitment to acquire or has reached an agreement, in principle, to acquire these properties and the Company is in the final stages of completing the acquisition of these properties, (the "Ameritech Pension Trust Probable Properties"). The closing of these pending transactions are subject to certain contingencies and conditions; therefore, there can be no assurance that these transactions will be consummated.

     The accompanying combined financial statements are not representative of the actual operations of the Ameritech Pension Trust Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Ameritech Pension Trust Probable Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Ameritech Pension Trust Probable Properties.

     In the preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     The Ameritech Pension Trust Probable Properties are expected to be managed by two unaffiliated management companies through the acquisition date to maintain and manage the operations of the Probable Properties. Management fees are based upon a percentage ranging from 2.5% to 5% of total income. Upon acquisition of the Probable Properties by the Company, such management contracts will be canceled at which time the Company will begin to manage the properties.

                  AMERITECH PENSION TRUST PROBABLE PROPERTIES
                        NOTES TO COMBINED STATEMENTS OF
                   REVENUE AND CERTAIN EXPENSES (CONTINUED)




NOTE 2 - DESCRIPTION OF PROPERTIES

     The following properties are included in the combined Statements of Revenue and Certain Expenses:

                                                                                  Date           Number           Total
        Property Name                    Location            Seller             Acquired         of Units        Investment (B)
     -------------------              --------------     --------------      --------------    -----------     -------------------
     Autumn Creek                     Cordova, TN             (A)                 (C)             210          $     11,112,170
     Blue Swan                        San Antonio, TX         (A)                 (C)             285                 9,164,020
     Brookridge                       Centreville, VA         (A)                 (C)             252                18,703,016
     Chantecleer Lakes                Naperville, IL          (A)                 (C)             304                23,202,100
     Crescent at Cherry Creek         Denver, CO              (A)                 (C)             216                17,841,960
     Governor's Point                 Rosewell, CO            (A)                 (C)             468                28,971,870
     Hidden Palms                     Tampa, FL               (A)                 (C)             256                 8,678,519
     Idlewood                         Indianapolis, IN        (A)                 (C)             320                14,268,800
     Jefferson at Walnut Creek        Austin, TX              (A)                 (C)             342                17,392,900
     Kirby Place                      Houston, TX             (A)                 (C)             362                29,619,460
     Larkspur Woods                   Sacramento, CA          (A)                 (C)             232                20,769,400
     Northwoods Village               Cary, NC                (A)                 (C)             228                13,264,424
     Orchard of Landen                Maineville, OH          (A)                 (C)             312                20,475,439
     Preakness                        Antioch, TN             (A)                 (C)             260                10,025,100
     Riverside Park                   Tulsa, OK               (A)                 (C)             288                14,380,400
     Sycamore Creek                   Scottsdale, AZ          (A)                 (C)             350                22,495,819
     Trinity Lakes                    Cordova, TN             (A)                 (C)             330                17,136,700
                                                                                               ------          ----------------
                                                                                                5,015          $    297,502,097
                                                                                               ======          ================

Notes:

(A) The Ameritech Pension Trust Probable Properties have been presented on a combined basis because all of the Probable Properties are commonly owned by Ameritech Pension Trust.

(B) Includes initial purchase price, closing costs and amounts specified at date of purchase for future capital improvements.

(C) The Company has made a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

                        Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust

We have audited the accompanying combined Statement of Revenue and Certain Expenses of Paces on the Green and Paces Station (the Properties) for the year ended December 31, 1996. This combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP



Chicago, Illinois
September 5, 1997

                     PACES ON THE GREEN AND PACES STATION
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (AMOUNTS IN THOUSANDS)

                                             FOR THE PERIOD
                                        FROM JANUARY 1, 1997       FOR THE
                                         TO AUGUST 27, 1997       YEAR ENDED
                                             (UNAUDITED)       DECEMBER 31, 1996
                                        --------------------   -----------------
REVENUE
     Rental Income                      $              3,430   $           5,368
                                        --------------------   -----------------
CERTAIN EXPENSES
     Property operating and maintenance                1,086               1,344
     Real estate taxes and insurance                     316                 482
     Management fees                                     137                 214
                                        --------------------   -----------------
                                                       1,539               2,040
                                        --------------------   -----------------

REVENUE IN EXCESS OF CERTAIN
  EXPENSES                              $              1,891   $           3,328
                                        ====================   =================

                            See accompanying notes.

                     PACES ON THE GREEN AND PACES STATION
                        NOTES TO COMBINED STATEMENTS OF
                         REVENUE AND CERTAIN EXPENSES

Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The accompanying combined Statements of Revenue and Certain Expenses for the year ended December 31, 1996 and the period from January 1, 1997 to August 27, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying combined financial statements are not representative of the actual operations of Paces on the Green and Paces Station (the "Properties") for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Residential Properties Trust (the "Company") in future operations of Properties, have been excluded.

    In preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principals, management makes estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

    Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

    The Properties were managed by an unaffiliated management company through the acquisition date to maintain and manage the operations of the Properties. Management fees were based on 4% of total income. Property management services are being provided by the Company since the date of acquisition.


   Note 2 - Description of Properties

         The following Properties are included in the combined statements of revenue and certain expenses:

                                                               Date       Number       Total
             Property Name           Location     Seller     Acquired    of Units   Investment (B)
         -------------------     ------------     ------     --------    --------   --------------
         Paces on the Green      Atlanta, GA        (A)       8/27/97       210     $  13,061,000
         Paces Station           Atlanta, GA        (A)       8/27/97       400        24,879,000
                                                                         --------   --------------
                                                                            610     $  37,940,000
                                                                         ========   ==============

     Notes:

     (A) These Properties have been presented on a combined basis because the Properties are commonly owned by the California Policeman and Fireman's Fund.

     (B) Includes initial purchase price, closing costs, start up costs and amounts specified at date of purchase for future capital improvements.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EQUITY RESIDENTIAL PROPERTIES TRUST


September 17, 1997                           By: /s/ Michael J. McHugh
------------------                              ---------------------------
      (Date)                                         Michael J. McHugh
                                                Senior Vice President, Chief
                                                Accounting Officer and Treasurer